SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                October 11, 2002

                Date of Report (Date of Earliest Event Reported)


                            Steakhouse Partners, Inc.

             (Exact name of Registrant as specified in its charter)


        Delaware                      0-23739                 94-3248672

    (State or other                 (Commission             (IRS Employer
    jurisdiction of                 File Number)          Identification No.)
   incorporation or
     organization)



                             10200 Willow Creek Road
                               San Diego, CA 92131

                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 689-2333




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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  On October 11, 2002, Pacific Basin Foods, Inc. ("PBF"), a wholly owned subsidiary of Steakhouse Partners, Inc. (the "Company"), filed a voluntary petition for protection under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (Case No. RS-02-26645-MG). PBF has discontinued operations effective as of the filing date. On October 1, 2002, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.

                  99.1 Press Release of Steakhouse Partners, Inc. dated October 16, 2002.





                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                 STEAKHOUSE PARTNERS, INC.

Dated: October 16, 2002        By:     /s/ Hiram J. Woo
                               ---------------------------
                                          Hiram J. Woo
                                          President





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                                    EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION


  99.1        Press Release of Steakhouse Partners, Inc. dated October 16, 2002.